                                                                Exhibit 10(p)(4)
                                                                ================
                KeyCorp Leasing Ltd.

                            EQUIPMENT SCHEDULE NO. 02

EQUIPMENT SCHEDULE NO. 02 dated as of September 18, 1997 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and AUTOCAM CORPORATION, a Michigan corporation ("Lessee").

                                  INTRODUCTION:
                                  ------------

           Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of July 10, 1995 (the "Master Lease"; the Master Lease and this Schedule hereinafter collectively referred to as, this "Lease"). 'Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

           NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

           1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $553,940.00.

           2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on One Hundred Two (102) months after the Rent Commencement Date (the "Initial Term Expiration Date").

           3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in One Hundred and Two (102) consecutive monthly installments payable in advance on the Rent Commencement Date and on the same day each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $6,543.07.

           4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address:

               4070 East Paris Avenue, Kentwood, MI 49512. The billing address of Lessee is as follows: AUTOCAM CORPORATION, 4070 East Paris Avenue, Kentwood, MI 49512.

           5. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor will (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in
Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the State of New York ("New York"), in each case on the basis that (1) each Item of Equipment constitutes '7-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the 7-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention; (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each Item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

              (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits, (iii) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease, the Equipment shall be owned by Lessor for Federal income tax purposes and Lessee shall not claim any ownership or title in and to the Equipment, and
(iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part of such Tax Benefits.

              (c) If, as a result of any act, omission or misrepresentation of Lessee, (x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss",), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

              (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

              (e) For purposes of this Section, the term "Lessor' shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

           6. TRUE LEASE TRANSACTION. (a) It is the express intent of the parties that this Lease constitutes a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2X) of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" as defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease.

              (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true lease and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be recorded at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

              (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or, thereto except as expressly set forth in the Lease.

           7. LESSEE'S PURCHASE AND RENEWAL OPTIONS. Lessee shall have the purchase and renewal options set forth on the End of Lease Options Addendum attached hereto and made a part hereof.

           8. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

              (a) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

              Title to all such alterations, additions, modifications or improvements shall immediately, and without further act, vest in Lessor and thereupon shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

              (b) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

              Title to such replacement part shall immediately (and without further act) vest in Lessor upon installation, attachment or incorporation of the same in, on or into such Item of Equipment and thereupon shall be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

              (c) As used in Section 22(a) of the Master Lease ("Events of Default"), the term "Event of Default" shall also mean any of the following events: (1) a change in control occurs in Lessee or any Guarantor, or (2) the death or dissolution of Lessee or any Guarantor.

                (d) Section 22(b) of the Master Lease ("Events of Default") is hereby amended as follows: (1) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place; (2) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words .,cancellation or termination" are hereby substituted in its place; and (3) with respect to Section 22(b)(7), the word "terminated" is hereby deleted and the words "canceled or terminated" are hereby substituted in its place.

           9. STIPULATED LOSS VALUE. The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement (the "Stipulated Loss Value Supplement') prepared by Lessor.

           10. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

           11. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

           12. PERSONAL PROPERTY TAX. To insure Lessee's compliance with the provisions of the Lease with respect to the payment of personal property taxes on the Equipment described on this Schedule, Lessee hereby covenants and agrees that, unless otherwise directed in writing by Lessor or required by applicable law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

           13. ADDITIONAL ADDENDA. In addition to the End of Lease Options Addendum, please see the following addenda to this Schedule, attached hereto and made a part hereof, for additional terms and conditions governing the leasing of the Equipment described on this Schedule: Early Buyout Addendum.

           14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, and all addenda or other documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

           15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of the Lease, and all terms and conditions contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms and conditions of the Master Lease except as they may be modified hereby. To the extent that any of the terms and conditions of this Schedule are contrary to or inconsistent with any terms and conditions of the Master Lease, the terms and conditions of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of the Lease.

           IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

 Lessor:                                         Lessee:
 KEYCORP LEASING,                                AUTOCAM CORPORATION
 A DIVISION OF KEY CORPORATE CAPITAL INC.
                                                 By:  \s\ Warren A. Veltman
 By:  \s\ Linda L. Huff                          Name:  Warren A. Veltman
 Name:  Linda L Huff                             Title:  Chief Financial Officer
 Title:  Vice President

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                    Exhibit A
                                    ---------

                             (EQUIPMENT DESCRIPTION)

Lease:         Equipment  Schedule No. 02 dated as of September  18, 1997 to
               Master Equipment Lease Agreement Dated as of July 10, 1995
Lessor:        KEYCORP LEASING,
               A DIVISION OF KEY CORPORATE CAPITAL INC.
Lessee:        AUTOCAM CORPORATION
Vendor         HYDROMAT INC.
               11600 ADIE ROAD
               ST. LOUIS, MO 63043
Quantity:      Description:
1              ROTARY TRANSFER MACHINE
2              TRAINING VIDEOS

            KeyCorp Leasing Ltd.

                          End of Lease Options Addendum
                         To Equipment Schedule Number 02
          To Master Equipment Lease Agreement Dated As Of July 10, 1995
       Between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC.,
                                   As Lessor,
                       And AUTOCAM CORPORATION, As Lessee.

                            (First Amendment Option)

        THIS END OF LEASE OPTIONS ADDENDUM is annexed to, and made a part of, the above-referenced Equipment Schedule and Master Equipment Lease Agreement, as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

        1. LESSEE'S PURCHASE AND RENEWAL, OPTIONS. (a) With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase Options") is hereby deleted in its entirety.

        (b) So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least ninety (90) days prior written notice to Lessor, Lessee shall have the option (the "Purchase Option") to purchase all, but not less than all, Items of Equipment on the Initial Term Expiration Date at a price (the "Purchase Option Price") equal to the greater of
(1) the then Fair Market Sale Value thereof, or (2) fifteen percent (15%) of the Total Cost of the Equipment, in each case plus any applicable sales taxes. Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the Initial Term Expiration Date, shall be made on the Initial Term Expiration Date in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" 'WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED. AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES. Lessor and Lessee shall mutually agree upon the Fair Market Sale Value with respect to the Purchase Option; provided, however ,that, if Lessor and Lessee are unable to agree upon the Fair Market Sale Value within fifteen (15) days after Lessor's receipt of the Option Notice, the Fair Market Sale Value shall be determined in accordance with the Appraisal Procedure.

        (c) If the Purchase Option is not exercised or consummated for any reason, then (1) the Term of the Lease shall be automatically extended for an additional, non-cancelable period of fifteen (15) months (the "Extended Lease Term"), and (2) Lessee hereby agrees to pay Rent For the Equipment throughout the Extended Lease Term in fifteen (15) consecutive monthly installments payable in advance commencing on the Initial Term Expiration Date and on the same day each month thereafter. Each such installment of Rent during the Extended Lease Term shall be in an amount equal to $5,891.87.

        (d) So long as no Default or Event of Default shall have occurred and is continuing upon not less than ninety (90) days prior written notice (the "Option Notice") to Lessor, Lessee shall have the option at the expiration of the Extended Lease Term (the "Extended Term Expiration Date") to (1) purchase all, but not less than all, Items of Equipment for a purchase price equal to the Fair Market Sale Value thereof, or (2) return the Equipment in accordance with the terms and conditions of this Lease. If Lessee fails to give Lessor the Option Notice at least ninety (90) days before the Extended Term Expiration Date, Lessee shall be deemed to have chosen option (1) above. Payment of the Fair Market Sale Value, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the Extended Term Expiration Date, shall be made on the Extended Term Expiration Date in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION. THE CONDITION OF THE EQUIPMENT. ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

        2. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, Section 4(ae) of the Master Lease ("Definitions") is hereby deleted in its entirety and the following is substituted in its place:

               (ae) "Term" shall mean the Initial Term as defined in Section 8 hereof, any Renewal Term, as defined in Section 8 hereof, any Renewal Term, as defined in Section 8 hereof, and any Extended Lease Term, as defined in an Equipment Schedule.

        Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

        IN WITNESS WHEREOF, Lessor and Lessee have executed this End of Lease Options Addendum as of September 18, 1997.

Lessor:

KEYCORP LEASING,
A DIVISION OF KEY CORPORATE CAPITAL INC.

By:  \s\  Linda Huff
Name: Linda L. Huff
Title:  Vice President


Lessee:

AUTOCAM CORPORATION

By:  \s\ Warren A. Veltman
Name: Warren A. Veltman
Title:   Chief Financial Officer

             KeyCorp Leasing Ltd.

                              Early Buyout Addendum
                            Equipment Schedule No.02
           Master Equipment Lease Agreement dated as of July 10, 1995

        This Early Buyout Addendum is annexed to, and made a part of, the above-referenced Equipment Schedule and Master Equipment Lease Agreement, as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

        So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option to purchase all, but not less than all, Items of Equipment on the date which is ninety (90) months after the Rent Commencement Date (the "EB0 Date") at a price (the "EBO Price") equal to twenty eight and forty five hundredths percent (28.45%) of the Total Cost of the Equipment, plus any applicable sales taxes. For Lessee to exercise its option hereunder, Lessee shall notify Lessor in writing of its desire to effect such option at least ninety (90) days (but not more than one hundred eighty (180) days) prior to the EBO Date. Such notice shall be irrevocable. The EBO Price represents the parties present best estimate of the fair market value of the Equipment on the EBO Date determined by using commercially reasonable methods which are standard in the industry. Payment of the EBO Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the EBO Date, shall be made on the EBO Date in immediately available funds. Upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" 'WHERE IS" BASIS, WITHOUT ANY WARRANTIES. EXPRESS OR IMPLIED. AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the EBO Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable costs, expenses and liabilities incurred in connection therewith.

        Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Early Buyout Addendum as of September 18,1997.


 Lessor:                                         Lessee:
 KEYCORP LEASING,                                AUTOCAM CORPORATION
 A DIVISION OF KEY CORPORATE CAPITAL INC.
                                                 By:  \s\ Warren A. Veltman
 By:  \s\ Linda L. Huff                          Name:  Warren A. Veltman
 Name:  Linda L Huff                             Title:  Chief Financial Officer
 Title:  Vice President

                                                       Equipment Schedule No. 03
                                                       -------------------------

           EQUIPMENT SCHEDULE NO. 03 dated as of December 5, 1997 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and AUTOCAM CORPORATION, a Michigan corporation ("Lessee").

                                  INTRODUCTION:
                                  -------------

           Lesson and Lessee have heretofore entered that certain Master Equipment Lease Agreement dated as of July 10, 1995 (the "Master Lease"; the Master Lease mid this Schedule hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

           NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

           1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $569,220.00.

           2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is one hundred and two (102) months after the Rent Commencement Date (the "Initial Term Expiration. Date").

           3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in one hundred and two (102) consecutive monthly installments payable in arrears on the date which is one (1) month after the Rent Commencement Date and on the same day of each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $6,630.30.

           4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 1511 George Brown Drive, Marshall, MI 49068. The billing address of Lessee is as follows: AUTOCAM CORPORATION, 4070 East Paris Avenue, Kentwood, MI 49512.

           5. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor win (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in
Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the State of New York ("New York"), in each case on the basis that (1) each Item of Equipment constitutes seven-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the seven-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention, (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

                (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes seven-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits,
(iii) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease, the Equipment shall be owned by Lessor for Federal income tax purposes and Lessee shall not claim any ownership or title in and to the Equipment, and (iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part Of Such Tax Benefits.

                (c) If, as a result of any act, omission or misrepresentation of Lessee, (x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

                (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

                (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

           6. TRUE LEASE TRANSACTION. (a) It is the express intent of the parties that this Lease constitutes a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" is defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease.

                (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true lease and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee, shall he deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing Lessee shall execute and deliver to Lessor, to be recorded at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

                (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in the Lease.

           7. LESSEE'S PURCHASE AND RENEWAL OPTIONS. Lessee shall have the purchase and renewal options set forth on the End of Lease Options Addendum attached hereto and made a part hereof.

           8. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

                (a) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

                 Title to all such alterations, additions, modifications or improvements shall immediately, and without further act, vest in Lessor and thereupon shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

                (b) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

                Title to such replacement part shall immediately (and without further act) vest in Lessor upon installation, attachment or incorporation of the same in, on or into such Item of Equipment and thereupon shall be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

                (c) As used in Section 22(a) of the Master Lease ("Events of Default"), the term "Event of Default" shall also mean any of the following events: (1) a change in control occurs in Lessee or any Guarantor; or (2) the death or dissolution of Lessee or any Guarantor.

                (d) Section 22(b) of the Master Lease ('Events of Default") is hereby amended as follows: (1) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place; (2) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place; and (3) with respect to Section 22(b)(7), the word "terminated" is hereby deleted and the words "canceled or terminated" are hereby substituted in its place.

           9. STIPULATED LOSS VALUE. The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth oil a supplement (tile "Stipulated Loss Value Supplement") prepared by Lessor.

           10. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

           11. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart consulting all original but all together one and the same instrument.

           12. PERSONAL PROPERTY TAX. To insure Lessee's compliance with the provisions of the Lease with respect to the payment of personal property taxes on the Equipment described on this Schedule, Lessee hereby covenants and agrees that, unless otherwise directed in writing by Lessor or required by applicable law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

           13. ADDITIONAL ADDENDA. In addition to the End of Lease Options Addendum, please see the following addenda to this Schedule, attached hereto and made a part hereof, for additional terms and conditions governing the leasing of the Equipment described on this Schedule: Early Buyout Addendum and Machine Tool Return Maintenance Addendum.

           14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, and all addenda or other documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

           15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of the Lease, and all terms and conditions contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms and conditions of the Master Lease except as they may be modified hereby. To the extent that any of the terms and conditions of this Schedule are contrary to or inconsistent with any terms and conditions of the Master Lease, the terms and conditions of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of the Lease.

           IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

   Lessor:                                       Lessee:
   KEYCORP LEASING,                              AUTOCAM CORPORATION
   A DIVISION OF KEY CORPORATE CAPITAL INC.
                                                 By:  \s\ Warren A. Veltman
   By:  \s\ Linda L. Huff                        Name:  Warren A. Veltman
   Name:  Linda L. Huff                          Title:  Chief Financial Officer
   Title:  Vice President

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE. NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                    Exhibit A
                                    ---------

                             (EQUIPMENT DESCRIPTION)

Lease: Equipment Schedule No. 03 dated as of December 5,1997 to Master Equipment Lease Agreement
               Dated as of July 10, 1995

Lessor:        KEYCORP LEASING,
               A DIVISION OF KEY CORPORATE CAPITAL INC.

Lessee:        AUTOCAM CORPORATION
Vendor:        TORNOS TECHNOLOGIES

               70 POCONO ROAD
               BROOKFIELD, CT 06804
               Attention: ROLAND TROLLER

Quantity:      Description:

1 BS20.8 AUTOMATIC TORNOS BECHLER 8 SPINDLE AUTOMATIC TYPE BS-20.8 WITH STANDARD VOLTAGE 440, 8 SPINDLES, CAPACITY 21MM ROUND BAR, 18 MM HEX 15MM SQUARE, SERIAL # T.60891, WITH ALL STANDARD ACCESSORIES

1              AUTOMATIC BARLOADER, ROBOBAR MSL-320, SERIAL #C 13656 WITH ALL
               ACCESSORIES

                          End of Lease Options Addendum
                            (First Amendment Option)

           THIS END OF LEASE OPTIONS ADDENDUM is annexed to, and made a part of, Equipment Schedule Number 03 to Master Equipment Lease Agreement dated as of July 10, 1995, as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms; shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

LESSEE'S PURCHASE AND RENEWAL OPTIONS. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal mid Purchase Options") is hereby deleted in its entirety and the following is substituted in its place:

           So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least one hundred and eighty (180) days prior written notice (the "Option Notice"), Lessee shall have the option, at the expiration of the Initial Term or any Renewal Term, to: (1) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (2) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be;
           (3) renew this Lease for a minimum period of not less than twelve
           (12) consecutive months at the then current Fair Market Rental Value; or (4) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease, including but not limited to the following conditions: (a) Lessee agrees to pay for the shipment of equipment to any location in the world, (b) Lessee agrees to provide free storage of the equipment for a period of one hundred and eighty
           (180) days from the Initial Term Expiration Date. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (2) above. Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

           Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

           IN WITNESS WHEREOF, Lessor and Lessee have executed this End of Lease Options Addendum as of December 5, 1997.

Lessor.                                          Lessee:
KEYCORP LEASING,                                 AUTOCAM CORPORATION
A DIVISION OF KEY CORPORATE CAPITAL INC.
By:  \s\ Linda L. Huff                           By:  \s\ Warren A. Veltman
Name:  Linda L. Huff                             Name:  Warren A. Veltman
Title:  Vice President                           Title:  Chief Financial Officer

                                                       Equipment Schedule No. 04
                                                       -------------------------

           EQUIPMENT SCHEDULE NO. 04 dated as of December 16, 1997 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and AUTOCAM CORPORATION, a Michigan corporation ("Lessee").

                                  INTRODUCTION:
                                  -------------

           Lesson and Lessee have heretofore entered that certain Master Equipment Lease Agreement dated as of July 10, 1995 (the "Master Lease"; the Master Lease mid this Schedule hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

           NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

           1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $1,423,236.00.

           2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is one hundred and two months after the Rent Commencement Date (the "Initial Term Expiration. Date").

           3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in one hundred and two (102) consecutive monthly installments payable in arrears on the date which is one (1) month after the Rent Commencement Date and on the same day of each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $16,441.65.

           4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 4070 East Paris Avenue, Kentwood, MI 49512. The billing address of Lessee is as follows: AUTOCAM CORPORATION, 4070 East Paris Avenue, Kentwood, MI 49512.

           5. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor win (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in
Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the State of New York ("New York"), in each case on the basis that (1) each Item of Equipment constitutes seven-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the seven-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention, (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

                (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes seven-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits,
(iii) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease, the Equipment shall be owned by Lessor for Federal income tax purposes and Lessee shall not claim any ownership or title in and to the Equipment, and (iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part Of Such Tax Benefits.

                (c) If, as a result of any act, omission or misrepresentation of Lessee, (x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

                (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

                (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

           6. TRUE LEASE TRANSACTION. (a) It is the express intent of the parties that this Lease constitutes a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" is defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease.

                (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true lease and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee, shall he deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing Lessee shall execute and deliver to Lessor, to be recorded at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

                (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in the Lease.

           7. LESSEE'S PURCHASE AND RENEWAL OPTIONS. Lessee shall have the purchase and renewal options set forth on the End of Lease Options Addendum attached hereto and made a part hereof.

           8. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

                (a) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

                Title to all such alterations, additions, modifications or improvements shall immediately, and without further act, vest in Lessor and thereupon shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

                (b) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

                Title to such replacement part shall immediately (and without further act) vest in Lessor upon installation, attachment or incorporation of the same in, on or into such Item of Equipment and thereupon shall be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

                (c) As used in Section 22(a) of the Master Lease ("Events of Default"), the term "Event of Default" shall also mean any of the following events: (1) a change in control occurs in Lessee or any Guarantor; or (2) the death or dissolution of Lessee or any Guarantor.

                (d) Section 22(b) of the Master Lease ("Events of Default") is hereby amended as follows: (1) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place; (2) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place; and (3) with respect to Section 22(b)(7), the word "terminated" is hereby deleted and the words "canceled or terminated" are hereby substituted in its place.

           9. STIPULATED LOSS VALUE. The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth in a supplement (the "Stipulated Loss Value Supplement") prepared by Lessor.

           10. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

           11. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart consulting all original but all together one and the same instrument.

           12. PERSONAL PROPERTY TAX. To insure Lessee's compliance with the provisions of the Lease with respect to the payment of personal property taxes on the Equipment described on this Schedule, Lessee hereby covenants and agrees that, unless otherwise directed in writing by Lessor or required by applicable law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

           13. ADDITIONAL ADDENDA. In addition to the End of Lease Options Addendum, please see the following addenda to this Schedule, attached hereto and made a part hereof, for additional terms and conditions governing the leasing of the Equipment described on this Schedule: Early Buyout Addendum and Machine Tool Return Maintenance Addendum.

           14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, and all addenda or other documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

           15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of the Lease, and all terms and conditions contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms and conditions of the Master Lease except as they may be modified hereby. To the extent that any of the terms and conditions of this Schedule are contrary to or inconsistent with any terms and conditions of the Master Lease, the terms and conditions of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of the Lease.

           IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

   Lessor:                                       Lessee:
   KEYCORP LEASING,                              AUTOCAM CORPORATION
   A DIVISION OF KEY CORPORATE CAPITAL INC.
                                                 By:  \s\ Warren A. Veltman
   By:  \s\ Linda L. Huff                        Name:  Warren A. Veltman
   Name:  Linda L. Huff                          Title:  Chief Financial Officer
   Title:  Vice President

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE. NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                    Exhibit A
                                    ---------

                             (EQUIPMENT DESCRIPTION)

Lease: Equipment Schedule No. 04 dated as of December 16,1997 to Master Equipment Lease Agreement
               Dated as of July 10, 1997

Lessor:        KEYCORP LEASING,
               A DIVISION OF KEY CORPORATE CAPITAL INC.

Lessee:        AUTOCAM CORPORATION
Vendor:        TORNOS TECHNOLOGIES

               70 POCONO ROAD
               BROOKFIELD, CT 06804
               Attention: ROLAND TROLLER

Quantity:      Description:

6 SAS-16.6 AUTOMATIC TORNOS BECHLER 6- SPINDLE AUTOMATIC LATHE TYPE SAS-16.6, SERIAL #'S: T.61676, T.61675, T.61886, T.61684,
               T61362 AND T.61381.

                                                   End of Lease Options Addendum
                                                                    (FMV Option)
                                                                     ----------

           THIS END OF LEASE OPTION ADDENDUM is annexed to, and made a part of, Equipment Schedule Number 04 to Master Equipment Lease Agreement dated as of July 10, 1995, as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms; shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

LESSEE'S PURCHASE AND RENEWAL OPTIONS. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal mid Purchase Options") is hereby deleted in its entirety and the following is substituted in its place:

           So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least one hundred and eighty (180) days prior written notice (the "Option Notice"), Lessee shall have the option, at the expiration of the Initial Term or any Renewal Term, to: (1) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (2) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be;
           (3) renew this Lease for a minimum period of not less than twelve
           (12) consecutive months at the then current Fair Market Rental Value; or (4) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease, including but not limited to the following conditions: (a) Lessee agrees to pay for the shipment of equipment to any location in the world, (b) Lessee agrees to provide free storage of the equipment for a period of one hundred and eighty
           (180) days from the Initial Term Expiration Date. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (2) above. Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

           Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

           IN WITNESS WHEREOF, Lessor and Lessee have executed this End of Lease Options Addendum as of December 16, 1997.

Lessor.                                          Lessee:
KEYCORP LEASING,                                 AUTOCAM CORPORATION
A DIVISION OF KEY CORPORATE CAPITAL INC.
By:  \s\ Linda L. Huff                           By:  \s\ Warren A. Veltman
Name:  Linda L. Huff                             Name:  Warren A. Veltman
Title:  Vice President                           Title:  Chief Financial Officer